SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2010

FAIRMOUNT BANCORP, INC.

(Exact name of Registrant as Specified in Charter)

Maryland	000-53996	27-1783911
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8216 Philadelphia Road, Baltimore, MD 21237

(Address of Principal Executive Offices)

(410) 866-4500

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05	Amendment to the Registrant’s Code of Ethics or Waiver of a Provision of the Code of Ethics.

On October 20, 2010, the Company’s Board of Directors adopted a Code of Ethics for Senior Financial Officers and a Code of Ethics and Business Conduct, which are included herein as Exhibits 14.1 and 14.2, respectively, and are incorporated herein by reference.

Item 8.01	Other Events.

On October 20, 2010, the Company’s Board of Directors adopted an Audit Committee Charter, a Nominating and Corporate Governance Committee Charter, and a Compensation Committee Charter, which are included herein as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description

14.1	Code of Ethics for Senior Financial Officers

14.2	Code of Ethics and Business Conduct

99.1	Audit Committee Charter

99.2	Nominating and Corporate Governance Committee Charter

99.3	Compensation Committee Charter

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FAIRMOUNT BANCORP, INC.

Dated: October 25, 2010	By:	/S/ JOSEPH M. SOLOMON
Joseph M. Solomon
President and Chief Executive Officer